UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2020

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2858 De La Cruz Boulevard

Santa Clara, CA 95050

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00015 par value	PDFS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Amended and Restated Offer Letter Agreement between Christine Russell and PDF Solutions, Inc. dated March 9, 2020.
SIGNATURES
EXHIBIT INDEX

Explanatory Note

On February 12, 2020, PDF Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K to report, among other things, that Adnan Raza would be succeeding Christine Russell as the Company’s Chief Financial Officer, and that Ms. Russell would continue to provide transition services for a period of time thereafter. The Company is filing this Form 8-K/A as an amendment (Amendment No. 1) to the aforementioned Form 8-K to disclose the details of Ms. Russell’s transition arrangement with the Company, which was entered into after the date of the initial filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2020, the Company entered into an amended and restated offer letter agreement with Christine Russell, pursuant to which she will continue to be employed by the Company as an Executive Financial Advisor, supporting Adnan Raza as Chief Financial Officer, for a fixed term, beginning on the day following the date that the Company files its annual report on Form 10-K for the year ended December 31, 2019, and ending on August 2, 2020. As an Executive Financial Advisor, Ms. Russell will receive her regular annual base salary through March 31, 2020, at which point she will provide services as needed, at a rate of $160 per hour worked.

The foregoing description is qualified in its entirety by reference to Ms. Russell’s amended and restated offer letter agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Offer Letter Agreement between Christine Russell and PDF Solutions, Inc. dated March 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/John K. Kibarian
John K. Kibarian President, Chief Executive Officer and Director

 Dated: March 12, 2020